Exhibit 10.2

AMENDMENT NO. 3 TO
REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 3 TO REVOLVING CREDIT AGREEMENT, dated as of October 29, 2008 (this “Amendment”), is by and among KAMAN CORPORATION, a Connecticut corporation (the “Company”), certain Subsidiaries of the Company party hereto pursuant to Section 1.13 of the Credit Agreement (each a “Designated Borrower” and together with the Company, the “Borrowers” and, each a “Borrower”), the various financial institutions as are or may become parties hereto (collectively, the “Banks”), THE BANK OF NOVA SCOTIA (“Scotia Bank”) and BANK OF AMERICA, N.A. (“Bank of America”), as the Co-Administrative Agents (individually, a “Co-Administrative Agent” and collectively, the “Co-Administrative Agents”) for the Banks, and Bank of America as the Administrator for the Banks (the “Administrator”).

WHEREAS, the Borrowers, the Co-Administrative Agents, the Banks and the Administrator are parties to a certain Revolving Credit Agreement, dated as of August 5, 2005 (as amended and in effect from time to time, the “Credit Agreement”);

WHEREAS, the Company has advised the Co-Administrative Agents and the Banks that the Borrowers desire to amend certain provisions of the Credit Agreement as provided more fully herein below; and

WHEREAS, the requisite Banks have agreed to make such amendments subject to the satisfaction of the conditions set forth herein.

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.  Defined Terms. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

§2.  Amendments to the Credit Agreement.  Subject to the conditions precedent set forth in Section 3 below, the Credit Agreement shall be amended as follows:

(a)           Section 1.7(a)(i) of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

“provided, that the Base Rate shall at all times be greater than or equal to the Eurocurrency Rate for a one month Interest Period as quoted on such date plus the Applicable Margin on such date (the “Total Eurocurrency Interest Rate”) and, at any time the Base Rate is less than the Total Eurcurrency Interest Rate, such Loan shall bear interest at the Total Eurocurrency Interest Rate.”

(b)           Section 1.17(c) of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

“provided, that if the Base Rate does not adequately and fairly reflect the cost to such Banks of funding such Loan, upon the request of the Administrator, the Administrator and the Majority Banks, shall negotiate in good faith with the Borrowers to reach agreement on the interest rate for such Loan, taking into account the cost to such Banks of funding such Loan.”

(c)           Section 5.3 of the Credit Agreement is hereby amended by amending and restating the proviso therein to read as follows:

“provided, that (i) each Subsidiary may guarantee the Obligations of the Company and each other Obligor hereunder and under each other Credit Document pursuant to a Domestic Subsidiary Guarantee, (ii) each Subsidiary may guarantee the Obligations (as defined in the Term Loan Credit Agreement) of the Borrowers under the Term Loan Credit Agreement and (iii) the Company may guarantee Indebtedness of its Subsidiaries, so long as the aggregate amount of all Indebtedness so guaranteed, when totaled with all Consolidated Total Indebtedness, without duplication (if not already included therein) shall not result in a violation of any of the financial covenants herein or in any other Event of Default hereunder.

(d)           Section 5.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 5.13. Limitations on Transfers to Foreign Subsidiaries.  Notwithstanding any provision herein to the contrary, in no event shall the sum of (a) the principal amount of all Loans, together with accrued and unpaid interest, provided to Borrowers that are Foreign Subsidiaries, plus (b) the principal amount of all loans under the Term Loan Credit Agreement, together with accrued and unpaid interest, outstanding to Borrowers that are Foreign Subsidiaries, plus (c) the face amount of all Letters of Credit issued and outstanding for the account of Foreign Subsidiaries, plus (d) Contingent Liabilities of Domestic Subsidiaries for the benefit of Foreign Subsidiaries incurred after the Effective Date, plus (e) Investments of the Company and Domestic Subsidiaries in Foreign Subsidiaries (including intercompany loans) made after the Effective Date, exceed $15,000,000 in the aggregate at any one time outstanding.”

(e)           Article V of the Credit Agreement is hereby amended by inserting the following new Section 5.14 at the end of such Article:

“Section 5.14. Most Favored Lender.  Agree to, with or for the benefit of the holder(s) of any Indebtedness of, or commitments to provide loans to, the Company or any of its Subsidiaries under the Term Loan Credit Agreement (or any refinancing or replacement thereof), any financial or restrictive covenants or events of default which are more restrictive than, or in addition to, the financial or negative covenants or Events of Default contained in this Agreement, or the granting of security, unless the Obligors have entered into an agreement with the Banks, in form and substance reasonably satisfactory to the Banks, whereby such financial or negative covenants or events of default or provisions regarding security are added to this Agreement. In addition, if any provisions of the Term Loan Credit Agreement are updated (including to be consistent with current practices), the Company will allow this Agreement to be modified or supplemented on similar terms.”

(f)           Section 7.1(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(f)           (i) any “Event of Default” shall occur under the Term Loan Credit Agreement, as the same is in effect from time to time or (ii) any obligation of the Company or any Subsidiary for the payment of Indebtedness in excess of Five Million Dollars ($5,000,000), individually or in the aggregate, (A) becomes or is declared to be due and payable prior to the stated maturity thereof as a result of a default by the Company or any Subsidiary, (B) is not paid when due or within any grace period for the payment thereof, or (C) is evidenced or secured by an agreement pursuant to which there shall occur any default in the performance or observance of any other term, condition or agreement if the effect of such default is to cause or permit the holder or holders of such obligation to cause such obligation to become due prior to its stated maturity;”

(g)           Section 9.7 of the Credit Agreement is hereby amended by:

(i)           inserting the following new definition in appropriate alphabetical order:

““Term Loan Credit Agreement” means that certain Term Loan Credit Agreement, dated as of October 29, 2008 among the Company, certain Subsidiaries of the Company from time to time party thereto, the Co-Administrative Agents, the Administrator and certain financial institutions party thereto, as the same shall be amended, supplemented or otherwise modified as of the date hereof.”

(ii)           amending and restating the definition of “Domestic Subsidiary” in its entirety as follows:

““Domestic Subsidiary” means a Subsidiary organized under the laws of the United States or any state thereof.  For all purposes herein, the UK Subsidiary shall be treated as a Domestic Subsidiary Guarantor.”

§3.  Conditions to Effectiveness.  This Amendment shall be deemed to be effective as of the date hereof, subject to the satisfaction of the following conditions precedent:

    (a) receipt by the Co-Administrative Agents of a counterpart signature page to this Amendment duly executed and delivered by the Borrowers, the Co-Administrative Agents and the requisite Banks;

(b) receipt by the Co-Administrative Agents of a Domestic Subsidiary Guarantee duly executed and delivered by Kaman UK Holdings Limited (“UK Subsidiary”) and Industrial Rubber & Mechanics, Inc. (“PR Subsidiary”);

(c) receipt by the Co-Administrative Agents of an opinion addressed to the Banks, the Administrator and each of the Co-Administrative Agents, in a form satisfactory to each of the Co-Administrative Agents from Skadden Arps, Slate, Meagher & Flom LLP, special English counsel to the Company;

(d) receipt by the Co-Administrative Agents of certified copies of (i) all corporate action taken by the UK Subsidiary and the PR Subsidiary to authorize the execution, delivery and performance of the Domestic Subsidiary Guarantee and (ii) all the UK Subsidiary’s and the PR Subsidiary’s Governing Documents;

(e) receipt by the Co-Administrative Agents of a Term Loan Credit Agreement duly executed and delivered by the Company, the Co-Administrative Agents, the Administrator and the various financial institutions party thereto; and

(f) receipt by the Co-Administrative Agents of such other documents as the Co-Administrative Agents, for the benefit of the Banks and the Co-Administrative Agents, may reasonably request.

§4.  Representations and Warranties.  Each Borrower hereby represents and warrants to the Banks as follows:

(a) Representation and Warranties in the Credit Agreement.  The representations and warranties of the Borrowers contained in the Credit Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions or events contemplated or permitted by the Credit Agreement and the other Credit Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Borrowers, or to the extent that such representations and warranties relate expressly to an earlier date.

(b)           Ratification, Etc.  Except as expressly amended or waived hereby, the Credit Agreement, the other Credit Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement.  All references in the Credit Documents to the Credit Agreement or any other Credit Document shall hereafter refer to the Credit Agreement or any other Credit Document as amended hereby.

(c) Authority, Etc.  The execution and delivery by the Borrowers of this Amendment and the performance by each Borrower of all of its agreements and obligations under the Credit Agreement and the other Credit Documents as amended hereby are within the corporate authority of each Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower.

(d) Enforceability of Obligations.  This Amendment and the Credit Agreement and the other Credit Documents as amended hereby constitute the legal, valid and binding obligations of each Borrower enforceable against each Borrower in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(e) No Default.  No Default or Event of Default has occurred and is continuing.

§5.  No Other Amendments.  Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect, including, but not limited to, the Consent to Revolving Credit Agreement, dated as of May 15, 2008, by and among the Borrowers, the Banks signatory thereto, the Co-Administrative Agents and the Administrator.  Nothing contained in this Amendment shall in any way prejudice, impair or effect any rights or remedies of any Bank or the Borrowers under the Credit Agreement or the other Credit Documents.

§6.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.

§7.  Expenses.  Pursuant to Section 10.1 of the Credit Agreement, all costs and expenses incurred or sustained by the Co-Administrative Agents in connection with this Amendment, including the fees and disbursements of legal counsel for the Co-Administrative Agents in producing, reproducing and negotiating the Amendment, will be for the account of the Company whether or not this Amendment is consummated.

§8.  Miscellaneous.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a sealed instrument as of the date first above written.

KAMAN CORPORATION

By:	/s/ Robert M. Garneau
Name: Robert M. Garneau
Title: Executive Vice President and
Chief Financial Officer

RWG FRANKENJURA-INDUSTRIE FLUGWERLAGER GMBH

By:	/s/ Robert M. Garneau
Name: Robert M. Garneau
Title: Prokurist

BANK OF AMERICA, N.A., as a Co-Administrative Agent and the Administrator

By:	/s/ Kenneth S. Struglia
Name: Kenneth S. Struglia
Title: Managing Director

BANK OF AMERICA, N.A., as a Bank

By:	/s/ Kenneth S. Struglia
Name: Kenneth S. Struglia
Title: Managing Director

THE BANK OF NOVA SCOTIA, as a Co-Administrative Agent

By:	/s/ Todd Meller
Name: Todd Meller
Title: Managing Director

THE BANK OF NOVA SCOTIA, as a Bank

By:	/s/ Todd Meller
Name: Todd Meller
Title: Managing Director

JPMORGAN CHASE BANK, N.A., as a Bank

By:	/s/ Peter M. Killea
Name: Peter M. Killea
Title: Vice Presient

KEYBANK NATIONAL ASSOCIATION, as a Bank

By:	/s/ Suzannah Harris
Name: Suzannah Harris
Title: Vice President

RBS CITIZENS, N.A., as a Bank

By:	/s/ Jeffrey C. Lynch
Name: Jeffrey C. Lynch
Title: SVP

WEBSTER BANK NATIONAL ASSOCIATION, as a Bank

By:	/s/ Stephen Corcorran
Name: Stephen Corcorran
Title: Senior Vice President

CONSENT OF GUARANTORS

Each of the undersigned hereby acknowledges and consents to Amendment No. 3 to Credit Agreement, dated as of October 29, 2008, and agrees that the Domestic Subsidiary Guarantee, dated as of August 5, 2005, executed by such Person in favor of each of the Bank Parties (as defined therein), and all of the other Credit Documents to which such Person is a party remain in full force and effect, and such Person confirms and ratifies all of its obligations thereunder.

KAMAN AEROSPACE GROUP, INC.

By:	/s/ Robert M. Garneau
Name: Robert M. Garneau
Title: Vice President and Treasurer

KAMAN INDUSTRIAL TECHNOLOGIES CORPORATION

By:	/s/ Robert M. Garneau
Name: Robert M. Garneau
Title: Vice President and Treasurer

KAMAN AEROSPACE CORPORATION

By:	/s/ Robert M. Garneau
Name: Robert M. Garneau
Title: Vice President and Treasurer

KAMAN AEROSPACE INTERNATIONAL CORPORATION

By:	/s/ Robert M. Garneau
Name: Robert M. Garneau
Title: Vice President and Treasurer

KAMATICS CORPORATION

By:	/s/ Robert M. Garneau
Name: Robert M. Garneau
Title: Vice President and Treasurer

KAMAN X CORPORATION

By:	/s/ Robert M. Garneau
Name: Robert M. Garneau
Title: Vice President and Treasurer

K-MAX CORPORATION

By:	/s/ Robert M. Garneau
Name: Robert M. Garneau
Title: Vice President and Treasurer

KAMAN PLASTICFAB GROUP, INC.

By:	/s/ Robert M. Garneau
Name: Robert M. Garneau
Title: Vice President and Treasurer

PLASTIC FABICATING COMPANY, INC.

By:	/s/ Robert M. Garneau
Name: Robert M. Garneau
Title: Vice President and Treasurer

KAMAN PRECISON PRODUCTS, INC.

By:	/s/ Robert M. Garneau
Name: Robert M. Garneau
Title: Vice President and Treasurer

INDUSTRIAL SUPPLY CORPORATION

By:	/s/ Robert M. Garneau
Name: Robert M. Garneau
Title: Vice President and Treasurer